STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

Depositor,

DEUTSCHE BANK NATIONAL TRUST COMPANY,

Trustee,

WELLS FARGO BANK, NATIONAL ASSOCIATION

Master Servicer and Securities Administrator,

and

MORTGAGEIT, INC.

Seller and Company

AMENDMENT NO. 1

dated as of January 5, 2006

Amending the

POOLING AND SERVICING AGREEMENT

among the Depositor, the Trustee, the Master Servicer, the Securities Administrator,

the Seller and the Company

Dated as of November 1, 2005

MortgageIT Trust 2005-AR1,

Mortgage Pass-Through Certificates

Series 2005-AR1

               AMENDMENT NO. 1 ("Amendment"), dated as of the 5th day of January, 2006, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

WHEREAS, STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (the "Depositor"), DEUTSCHE BANK NATIONAL TRUST COMPANY, as trustee (the “Trustee”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”), and MORTGAGEIT, INC., as seller (in such capacity, the “Seller”) and as company (in such capacity, the “Company”) entered into a Pooling and Servicing Agreement, dated as of November 1, 2005 (the "Agreement"), providing for the issuance of MortgageIT Trust 2005-AR1, Mortgage Pass-Through Certificates Series 2005-AR1 (the “Certificates”); and

WHEREAS, Section 11.02(a)(ii) of the Agreement permits the amendment of the Agreement by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the consent of any of the Certificateholders, to correct or supplement any provisions therein that may be defective or inconsistent with any other provisions therein; and

WHEREAS, the Depositor, the Master Servicer, the Securities Administrator and the Trustee wish to amend the Agreement as set forth herein; and

WHEREAS, the execution of this Amendment has been duly authorized by the Depositor, the Master Servicer, the Securities Administrator and the Trustee; and

NOW THEREFORE, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows:

Section 1.

The reference to “3.064%” in the definition of “One-Month LIBOR” is hereby replaced with “4.15938%”.

Section 2.

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor
By: /s/ Baron Silverstein Name: Baron Silverstein Title: Managing Director
DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By: /s/ Barbara Campbell Name: Barbara Campbell Title: Vice President
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer

By: /s/ Michael Pinzon Name: Michale Pinzon Title: Assistant Vice President
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Securities Administrator

By: /s/ Michael Pinzon Name: Michale Pinzon Title: Assistant Vice President
MORTGAGEIT, INC.

By: /a/ Robert A. Gula Name: Robert Gula Title:Chief Financial Officer

2

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 5th day of January, 2006, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

  /s/ Michelle Sterling

Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 5th day of January, 2006, before me, a notary public in and for said State, personally appeared Barbara Campbell, known to me to be a Vice President of Deutsche Bank National Trust Company, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

  /s/ Ann Lynn Stoddard

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
) ss.:
COUNTY OF BALTIMORE	)

On the 5th day of January, 2006, before me, a notary public in and for said State, personally appeared Michael Pinzon, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

  /s/ Janet M. Jolley

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
) ss.:
COUNTY OF BALTIMORE	)

On the 5th day of January, 2006, before me, a notary public in and for said State, personally appeared Michael Pinzon, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

  /s/ Janet M. Jolley

Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 5th day of January, 2006, before me, a notary public in and for said State, personally appeared Robert Gula, known to me to be Chief Financial Officer of MortgageIT, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

  /s/ Mary Doherty

Notary Public

[Notarial Seal]